Exhibit 10.7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PATENT AND KNOW-HOW LICENSE AGREEMENT

N° 07554F30

BY AND BETWEEN

INSERM-TRANSFERT, a limited company organized under the laws of France, whose registered headquarters are located 7 rue Watt, 75013 PARIS, France, N° SIRET 434 033 619 00025, code APE 731Z, RCS Paris B 434 033 619, represented by its Chairman of the Board of Management, Mrs. Cecile Tharaud, acting as delegatee of Institut National de la Santé Et de la Recherche Médicale (hereinafter referred to as “INSERM”), French National Institute of Health and Medical Research, a public scientific and technological establishment having its principal offices at 101 rue de Tolbiac, 75654 Paris Cedex 13, France,

Hereinafter referred to as “INSERM-TRANSFERT”,

Acting as representative of INSERM Unit U745 “Genetic and Biotherapy of Degenerative and Proliferative Diseases of the Nervous System”, directed by Pr Aubourg (hereinafter referred to as “Laboratory”) and located at Faculty of Pharmaceutical and Biological Sciences, 4 avenue de L’Observatoire, 75006, Paris, France

On the one hand

AND

GENETIX, Inc. having its principal place of business at 840 Memorial Drive, Cambridge, MA 02139 USA,

Hereinafter referred to as “LICENSEE”,

On the other hand

Hereinafter individually or collectively designated by “Party” or “Parties”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BACKGROUND

A.	LICENSEE is a biotechnology company which is doing business in the field of gene therapy. It has offices in the US and in France.

B.

INSERM-TRANSFERT is INSERM’s wholly owned technology transfer subsidiary, created by a French decree in June 6, 2000. Effective January 1st 2006, INSERM delegated to INSERM-TRANSFERT the management of its technology transfer activities. Accordingly INSERM-TRANSFERT is empowered to negotiate, sign and manage license agreements including the present agreement.

C.	LICENSEE wishes to obtain a license from INSERM-TRANSFERT to the Patents and the related Know How (as these terms are defined hereunder), and INSERM-TRANSFERT is willing to grant LICENSEE such a license, all on the terms and conditions set forth below. The Parties entered into a Term Sheet N° 07554F10 for a license agreement on April 18, 2008, which detailed part of the conditions of the present agreement.

D.	In parallel to such discussions, the Parties and INSERM have also been discussing the execution of a collaborative research agreement (N° 07554F20).

Considering the Parties’ common interests, they decided to enter into this Patent and Know-How License Agreement concurrently with said “collaborative research agreement N° 07554F20”.

The Parties wish to state in this preamble that the financing undertaking by LICENSEE was one of causes which led INSERM-TRANSFERT to sign both of these agreements (this Patent and Know-How Licence Agreement and the collaborative research agreement N° 07554F20); this is the reason why, should LICENSEE fail to perform its financing undertaking, INSERM-TRANSFERT will be provided with certain rights and obligations on the research programs and results therefrom in the conditions more fully detailed herein in order to seek a new partner to finalize the works and the files so as to obtain the marketing authorizations for the medicines in connection with the LentiD for Adrenoleukodystrohpy therapies.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and undertakings herein contained, the Parties hereto agree as follows:

Preliminary ARTICLE - DEFINITIONS

As used in this agreement (hereinafter the “Agreement”), the following terms shall have the meanings indicated:

“Affiliate” shall mean an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSEE. For this purpose, the term « control » shall mean the ownership of more than 50% of the voting shares of such corporation or 50% of the ownership interests in such other business entity.

“Field” shall mean [***].

“Know-How”: shall mean all technical information, know-how, process, biological material, data or other subject matter developed by Pr. Patrick Aubourg and [***] of INSERM Unit 745, owned or controlled by INSERM that exists as of the effective date of this Agreement, which is reasonably necessary or useful for the practice of the Patent, and know how / data (published / unpublished) which has lead to French Afssaps clinical study authorization, development of the study to be carrying out between Unit 745 and LICENSEE and the future results of this study. This includes all data generated before the collaboration between INSERM and [***].

“Net Sales” shall mean the amount of sales, excluding taxes, of the Products (in all its forms) invoiced to third parties, including distributors, by LICENSEE or its Affiliates, less any customary COGS, SG&A marketing, sales distribution costs, normal trade discounts and credit notes issued in respect of returned Products in each country of the Territory. It is understood that the deductions shall not exceed [***]. In case LICENSEE could prove that the costs incurred by LICENSEE to sell Products are much higher than the deductions allowed in this Agreement, the Parties shall discuss to re-evaluate the percentage of deductions allowed.

Net Sales shall not include intermediate sales between LICENSEE and its Affiliate or its Affiliates between them. Net Sales shall only include the sales between the Affiliates (or LICENSEE) and third parties (and not the sales between LICENSEE and its Affiliates or its Affiliates between them).

“Patents”: shall mean patent N° [***] filed on [***] (US) by INSERM and issued under N° [***], related to X-Linked adrenoleucodystrophy gene and corresponding protein Patent, and any foreign patent application corresponding thereto, and any divisional, continuation, or re-examination application, and each patent that issues or reissues from any of these patent applications. The following divisional application have been issued from the patent N° [***]: N° [***] and N° [***].

“Products” shall mean any therapeutic product, gene, composition or process the manufacture, use or sale of which would constitute, but for the license granted herein, an infringement of the Patent and/or Know-How.

“Sublicensee” shall mean any non-Affiliate third party to whom LICENSEE has granted the right to manufacture and sell Products, with respect to Products made and sold by such third party.

“Territory” shall mean the whole world.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 1 - OBJECT AND SCOPE OF THE AGREEMENT

1.1	Subject to the limitations set forth in this Agreement, INSERM-TRANSFERT hereby grants to LICENSEE an exclusive, royalty-bearing license, with the right to grant sublicenses, in the Territory under the Patents and Know-How to develop, make, have made, use, and sell or otherwise distribute Products within the Field.

For the avoidance of doubt, this license authorizes LICENSEE to use the Patents and Know-How in the context of conducting research and development of [***], with INSERM and INSERM-TRANSFERT as outlined and defined in the “collaborative research agreement N° 07554F20” concluded separately by LICENSEE, INSERM and INSERM-TRANSFERT. In case the Laboratory fails in carrying out its part of the research program of the “collaborative research agreement N° 07554F20”, this license authorizes LICENSEE to use the Patents and Know-How to conduct research alone or with any third party for the purpose of developing, make, have made, use and sell or otherwise distribute Products within the Field as described herein.

In the event that LICENSEE shall develop a Product and/or in the event that a result of any nature, whether patentable or not, is discovered and/or developed by LICENSEE, independently from its collaboration with INSERM and/or INSERM TRANSFERT within the “collaborative research agreement N° 07554F20”, the Parties agree that such Product and/or result shall belong exclusively to LICENSEE and that any new patent in relation thereto shall be filed by LICENSEE.

1.2	INSERM reserves the right to use the Patent and the related Know-How for educational, clinical and preclinical studies purposes.

ARTICLE 2 - DURATION

The Agreement is effective as of its last date of signature and shall last until the expiration on a country by country basis of the last to expire of any patent encompassed within the scope of the Patent or ten (10) years from the date of the first commercial sale of a Product whichever is later.

ARTICLE 3 - SUBLICENSE

Prior to the execution of any sublicense, LICENSEE shall provide INSERM-TRANSFERT written notification of the identity and address of the potential Sublicensee for approval, which approval shall not be unreasonably withhold. Should not INSERM-TRANSFERT withhold the Sublicensee within thirty (30) days from LICENSEE notification, then the Sublicensee shall be deemed approved by INSERM-TRANSFERT.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Subject to any confidentiality obligation of LICENSEE, LICENSEE shall also notify INSERM-TRANSFERT with the terms of the sublicense for minimum information necessary for INSERM-TRANSFERT for internal reports, prior the signature of any sublicense.

Promptly following the execution of any sublicense, LICENSEE will communicate INSERM-TRANSFERT a signed copy of the agreement (possibly with some blank on information having to stay confidential between LICENSEE and Sublicensee).

For the avoidance of doubt, INSERM-TRANSFERT acknowledges that the terms of the sublicense and the sublicense agreement itself may be covered by a confidentiality obligation and that, as a consequence, the notification and communication obligations of LICENSEE described above may be subject to obtaining prior written consent of Sublicensee. In this respect, failure from Sublicensee to agree to such notification and communication of the sublicense terms and agreement to INSERM-TRANSFERT shall not give rise to any claim from INSERM-TRANSFERT and/or liability of LICENSEE.

ARTICLE 4 - DUE DILIGENCE

4.1	LICENSEE agrees to undertake all commercially reasonable efforts to develop Product as soon as practical, consistent with its reasonable business practices and judgment in compliance with the steps of the development plan attached in Exhibit 1 of the “collaborative research agreement N° 07554F20” as may be amended from time to time by the Parties. Should a significant variance from the development plan occurs and/or the LICENSEE fail to reasonably comply with the steps of the said development plan, the Parties shall meet within one (1) month following the notification made by INSERM-TRANSFERT to LICENSEE in order to engage in good faith discussions aiming at amending the development plan and/or finding a remedy to such failure from LICENSEE. Should the Parties fail to reach an agreement in this respect within three (3) months from the start of their discussions, INSERM-TRANSFERT may terminate the present Agreement in accordance with the termination procedure set out in Articles 9.4 and 9.5 below. Notwithstanding the above, as long as reasonable efforts are being pursued to maintain the development of a Product, the Agreement shall remain valid in force and INSERM-TRANSFERT shall not be able to terminate the Agreement as set out in Articles 9.4 and 9.5 below.

4.2	LICENSEE undertakes to use all commercially reasonable efforts to introduce Product into the commercial market as soon as practical, consistent with its reasonable business practices and judgment and necessary approvals by the regulatory authorities in the Territory.

4.3	LICENSEE shall comply with all applicable laws and regulations in connection with its activities pursuant to the Agreement.

4.4	LICENSEE shall provide to INSERM-TRANSFERT, within sixty (60) days from December 31 of each calendar year, a written annual progress report on the progress of its

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Product development or efforts to commercialize under the development plan. Such progress reports shall include, among others, the following topics: summary of work completed, summary of work in progress, current schedule of anticipated regulatory approvals, manufacturing, sublicensing efforts and market plans for introduction of Product.

4.5	INSERM-TRANSFERT shall inform its third party licensees of LICENSEE’S interests in the development and the commercialization strategies of any diagnosis product in the field of [***].

ARTICLE 5 - FINANCIAL TERMS

5.1	Milestone Payments.

In partial consideration of the rights and license granted by INSERM-TRANSFERT to LICENSEE under this Agreement, LICENSEE agrees to make the following payments to INSERM-TRANSFERT upon the completion by LICENSEE or its Affiliates of each milestone specified below:

•	Issue fee: [***] excluding taxes, upon the execution of the Agreement.

•	Milestone fees shall be paid to INSERM-TRANSFERT according to the following schedule for maintenance of the license:

Milestone	Fee in euros, excluding taxes
[***]	[***	]
[***]	[***	]
[***]	[***	]
[***]	[***	]

Above payments shall be payable by LICENSEE for each Product and shall be non-refundable and non-creditable against royalty payments hereunder. For the avoidance of doubt, payments shall not be payable in relation to different versions of the Product containing the [***] gene.

5.2	Royalty.

5.2.1	LICENSEE agrees to pay to INSERM-TRANSFERT a running royalty equal to [***] of Net Sales by LICENSEE or its Affiliates, in the Territory. Should third party intellectual property rights be required for commercialization with total royalties due above [***], INSERM-TRANSFERT shall have a reduction of its royalty equal to [***] of the incremental royalty. None-the-less, the INSERM-TRANSFERT royalty shall not be reduced below [***] of Net Sales by LICENSEE or its Affiliates, in the Territory.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.2.2	In the event of a Sublicense, LICENSEE shall also pay to INSERM-TRANSFERT the following royalties under any royalty and non-royalty sublicense income (except in the case of equity investment) received by LICENSEE or its Affiliates from any Sublicensee if sublicense is granted before:

•	[***]

•	[***]

•	[***]

For the avoidance of doubt, non-royalty sublicense income shall include any upfront license fee and milestone payments.

In case of equity investment by LICENSEE in counterpart of a sublicense of Patents and Know-How, LICENSEE shall pay sublicense royalties set forth above, and INSERM-TRANSFERT and LICENSEE shall confer together to define an appropriate and fair compensation for INSERM-TRANSFERT when LICENSEE shall sell said equities as part of the aforementioned sublicense.

5.3	Royalty Reports and Payments.

After the first commercial sale by LICENSEE, its Affiliate or Sublicensees of a Product for which royalties are payable under this Article 5, LICENSEE shall make annual written reports to INSERM-TRANSFERT within ninety (90) days after the end of each calendar year, stating in each such report [***]. Simultaneously with the delivery of each such report, LICENSEE shall pay to INSERM-TRANSFERT the total royalties and non sublicense income, if any, due to INSERM-TRANSFERT for the period of such report. If no payments are due, LICENSEE shall so report. The aforesaid reports shall be certified as true and accurate by a duly authorized officer of LICENSEE.

5.4	Payment Method.

The sums due by LICENSEE shall be paid within thirty (30) days following receipt of the invoice from INSERM-TRANSFERT which shall state the amount of the sums due in application of the present Agreement and shall be paid by bank transfer to [***].

All payments hereunder shall be made in Euros.

Any payments or portions thereof due under this Article 5 which are not paid on the date such payments are due under this Agreement shall bear interest equal to [***] on the date such payment is due.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.5	Records; Inspection.

LICENSEE shall keep complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable under this Article 5. Such books and records shall be kept reasonably accessible for at least three (3) years following the end of the calendar quarter to which they pertain. Such records will be open [***] during such three (3) year period by an independent auditor for the purpose of verifying the royalty statements. INSERM-TRANSFERT shall bear the costs and expenses of inspections conducted under this Article 5.5, unless a variation or error producing an underpayment in royalties payable exceeding [***] of the amount paid for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating to the inspection and any unpaid amounts that are discovered will be paid by LICENSEE, together with interest on such unpaid amounts at the rate specified in Article 5.4 above. In any case, all underpayments claimed by INSERM-TRANSFERT shall be dully documented by the auditor and LICENSEE shall have the right to contest the results of any inspection conducted under this Article 5.5.

5.6	Withholding tax:

LICENSEE shall assist INSERM-TRANSFERT in taking steps to avoid any double taxation and shall provide INSERM-TRANSFERT at its request with any document necessary to that end. LICENSEE shall use its best efforts to enable INSERM-TRANSFERT to have any withholding tax taken into account under the respective applicable Double Taxation Treaty.

ARTICLE 6 - INTELLECTUAL PROPERTY

6.1	Starting three (3) months after the execution of this Agreement, LICENSEE shall contribute to the payments of the Patent costs on the Territory, including costs imparted as from the execution of this Agreement.

INSERM-TRANSFERT shall control the prosecution, defence and maintenance of the Patent in the Territory; provided however that INSERM-TRANSFERT shall keep LICENSEE reasonably informed and consult with LICENSEE with respect to (i) the scope and content of all patent applications within the Patent; and (ii) content or proposed responses to official actions of national patent offices regarding the prosecution of the Patent. For purposes of this provision, “prosecution, defence and maintenance” of patents and patent applications shall be deemed to include, without limitation, the conduct of interferences or oppositions, invalidity suit and/or requests for re-examinations, reissues or extensions of patent terms.

LICENSEE shall pay [***] of all expenses pre-approved in writing by LICENSEE and incurred in accordance with the present Article 6.1.

Such patent expenses are non-refundable and non-creditable against any royalty payments and milestones payments due hereunder.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2	Infringement by third party

6.2.1	If it is believed in good faith that Patents are infringed by a third party, the Party first having knowledge of such infringement shall promptly notify the other in writing, which notice shall set forth the facts of such infringement in reasonable detail.

[***]

[***]

6.2.2	[***]

6.3	[***]

ARTICLE 7 - CONFIDENTIALITY

The Parties agree to respect and keep strictly confidential all scientific and technical information belonging to the other Party about which they may have knowledge due to the negotiation and execution of the Agreement.

In particular, LICENSEE agrees to keep and maintain strictly confidential all information that it may receive during the transfer of the Know-How.

The Parties agree to insure that their personnel and any other persons in their relationship in any respect whatsoever, respect and accept the obligations of confidentiality described in the Agreement.

The bilateral confidentiality obligations between the Parties pursuant to the present Article shall not include the use or disclosure of confidential information which the receiving Party can prove:

a)	was disclosed by the mutual agreement of both Parties, or was disclosed by the owning Party,

b)	was in the public domain at the moment of disclosure or entered the public domain through no act or fault of the receiving Party,

c)	was made available as a matter of lawful right by a third party,

d)	was in the possession of the receiving Party at the time of disclosure by the owning Party or was developed independently by its agents or employees who did not have access to confidential information,

e)	was disclosed by lawful right, to remain in compliance with existing regulations, an arbitration settlement or a final legal decision.

The obligations of confidentiality set out herein shall remain in effect during the term of the Agreement [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 8 - REPRESENTATIONS AND WARRANTIES

8.1	INSERM-TRANSFERT represents and warrants that the entering into the Agreement with LICENSEE, the grant of rights to LICENSEE under such Agreement and the exploitation of such rights by LICENSEE does not and will not constitute a breach of any preexisting agreements with any third party, including [***], nor has or will INSERM-TRANSFERT share any third party’s, including [***]’s, confidential and/or proprietary information with LICENSEE.

The rights granted herein shall not include any right under [***]’s confidential and/or proprietary information.

8.2	LICENSEE hereby represents and warrants to INSERM-TRANSFERT that it had access to all patent files and information necessary to fully appreciate the scope of the Patents and Know-How granted hereunder.

LICENSEE accepts the license to the Patents and Know-How “as is”. Neither INSERM-TRANSFERT nor INSERM and the inventors offer any guarantee as to the validity or scope of the Patents and Know-How under this Agreement. No warranties, express or implied, are offered under this Agreement as to the merchantability or the fitness for a particular purpose of the Patents and Know-How under this Agreement or that the use of the Patents and Know-How by LICENSEE, its Affiliates or its Sublicensees will not infringe any other patents or any other intellectual property rights of third parties.

8.3	LICENSEE shall hold harmless each of INSERM-TRANSFERT, INSERM and their directors, trustees, officers, employees, agents and the successors and assigns of any of the foregoing (collectively, the “Indemnitees”) against any and all claims brought by third parties alleging personal injury or property damage in conjunction with, or arising out of (1) practice by LICENSEE, its Affiliate and Sublicensees, their directors, trustees, officers, employees, contractors, subcontractors and agents, of the Patents or (2) the design, manufacture, distribution or use of Products by or under the authority of LICENSEE; provided that any Indemnitee seeking indemnification hereunder shall (i) promptly notify LICENSEE of such claim (ii) gives LICENSEE sole control of the defense or settlement of such claim, and (iii) provides LICENSEE, at LICENSEE’s expenses, with reasonable assistance and full information with respect to such claim. Such indemnity shall include all costs and expenses, including reasonable attorneys’ fees and any costs of settlement.

8.4	INSERM-TRANSFERT shall hold harmless LICENSEE and their directors, trustees, officers, employees, agents and the successors and assigns of any of the foregoing (collectively, the “Licensee Indemnitees”) against any and all claims brought by third parties alleging any loss, damage or prejudice in conjunction with, or arising out of any use or practice of the Patents before the signature date of this Agreement by or under the authority of INSERM-TRANSFERT, INSERM, their Affiliates, their directors, trustees, officers, employees, contractors, subcontractors and agents; provided that any Licensee

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Indemnitee seeking indemnification hereunder shall (i) promptly notify INSERM-TRANSFERT of such claim (ii) gives INSERM-TRANSFERT sole control of the defense or settlement of such claim, and (iii) provides INSERM-TRANSFERT, at INSERM-TRANSFERT’s expenses, with reasonable assistance and full information with respect to such claim. Such indemnity shall include all costs and expenses, including reasonable attorneys’ fees and any costs of settlement.

ARTICLE 9 - TERMINATION

9.1	INSERM-TRANSFERT grants to LICENSEE a right to unilaterally terminate the Agreement three (3) months after execution of the Agreement; in such case, the issue fee mentioned hereabove shall not be refundable to LICENSEE. No other monies will be due to INSERM-TRANSFERT.

9.2	Either LICENSEE or INSERM-TRANSFERT may terminate the Agreement, in the event the other shall have materially breached or defaulted in the performance of any of its material obligations hereunder and such breach shall have continued for sixty (60) days after written notice is given by the non breaching Party to the breaching Party specifying the breach.

9.3	In the event LICENSEE becomes the subject of a voluntary or involuntary petition in bankruptcy, LICENSEE shall immediately notify INSERM-TRANSFERT in writing. If such petition is not dismissed with prejudice within one hundred and twenty (120) days after filing, INSERM-TRANSFERT shall have the right to terminate this Agreement by giving LICENSEE written notice. Termination of this Agreement pursuant to this provision shall be effective upon LICENSEE’s receipt of such written notice.

9.4	INSERM-TRANSFERT may terminate this Agreement in case LICENSEE can not prove, within sixty (60) days from written notice by INSERM-TRANSFERT to do so, that it has been diligent or it has made its commercially reasonable efforts as described in Article 4 above.

9.5	Specific provision

In consideration of:

(i)	the financing undertaking set out in article 4.1 of the “collaborative research agreement N° 07554F20”,

(ii)	the financial undertaking set out in Article 5 of this Agreement,

(iii)	the undertakings relating to intellectual property matters defined in article 8 of the “collaborative research agreement N° 07554F20” and in Article 6 of this Agreement as well as the forecast budget to finance in accordance with the step plan set out in Exhibit 1 of the “collaborative research agreement N° 07554F20” (“development plan”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSEE accepts the principle that should INSERM-TRANSFERT exercise its termination right for breach stated in the last paragraph of the preamble by application of Articles 4.1, 9.4 and/or 9.5 herein, the status of all the works and research programs performed in connection with the “collaborative research agreement N° 07554F20” signed among the same Parties concurrently with this Agreement as well as the results, whether protected or not, which will derive therefrom will be deemed to follow the principles of article 10.3 of the “collaborative research agreement N° 07554F20”.

All the files carried out and the results obtained, which will constitute the state of the works in progress, under any form whatsoever, at the date on which INSERM-TRANSFERT exercises its termination right in compliance with the terms stated in the last paragraph of the preamble by application of Articles 4.1 will be dealt with and transferred to the INSERM and LICENSEE in consideration of the status of the works concerned based on the above mentioned principles.

Each Party undertakes to carry out all the procedures and sign all the documents that the other Party may request for the proper performance of such transfer in favor of one or the other Party, based on the above mentioned principles.

Should the “collaborative research agreement N° 07554F20” be terminated in accordance with articles 10.3 of said agreement, this Agreement shall be automatically terminated.

9.6	Articles 7 and 8 shall survive the expiration and any termination of this Agreement. Except as otherwise provided in this Article 9, all rights and obligations of the Parties under this Agreement shall terminate upon the expiration or termination of this Agreement.

ARTICLE 10 - GENERAL

10.1	Independent Contractors.

The relationship of LICENSEE and INSERM-TRANSFERT established by this Agreement is that of independent contractors. Nothing in this Agreement shall be construed to create any other relationship between LICENSEE and INSERM-TRANSFERT. No Party shall have any right, power or authority to contract or incur any expense, liability or obligation, express or implied, on behalf of the other Party.

10.2	Use of name.

Except as required by law, neither LICENSEE nor INSERM-TRANSFERT shall use the name of LICENSEE, INSERM-TRANSFERT or INSERM in issuing any press release or other public statements in connection with this Agreement intended for use in the public media without the approval of such Party, which approval shall not be unreasonably withheld.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.3	Assignment.

This Agreement may not be assigned by any Party without the prior written consent of the other Party hereto.

10.4	Change of control.

Should a change in control occur of LICENSEE, the Agreement shall be transferable to the acquiring third party with notice to INSERM-TRANSFERT. Such third party will be bound by the terms of this Agreement. An amendment shall be sign between INSERM-TRANSFERT and said acquiring third party. Said acquiring third party shall provide a new development plan to INSERM-TRANSFERT stating its development strategy to exploit Patents and Know-How.

10.5	Force Majeure.

In the event any Party hereto is prevented from or delayed in the performance of any of its obligations hereunder by reason of acts of God, war, strikes, riots, storms, fires, or any other cause whatsoever beyond the reasonable control of the Party, the Party so prevented or delayed shall be excused from the performance of any such obligation to the extent and during the period of such prevention or delay.

10.6	Notices.

Any notice or other communication required by this Agreement shall be made in writing and given by prepaid, first class, certified mail, return receipt requested, and shall be deemed to have been served on the date received by the addressee at the following address or such other address as may from time to time be designated to the other Party in writing:

If to INSERM-TRANSFERT:

Inserm Transfer SA

7 rue Watt

75013 Paris

France

If to LICENSEE:

Genetix Pharmaceuticals, Inc.

840 Memorial Drive

Cambridge, MA 02139 USA

Attn: CEO

10.7	Governing Law - Dispute.

The Agreement shall be construed in accordance with the laws of FRANCE.

Any dispute or controversy arising out of this Agreement which could not have been resolved amicably shall be settled by French Courts.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.8	Headings.

Headings included herein are for convenience only, do not form a part of this Agreement and shall not be used in any way to construe or interpret this Agreement.

10.9	Severability.

If any provision of this Agreement shall be found by a court to be void, invalid or unenforceable, the same shall be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of the remainder of this Agreement.

10.10	Entire Agreement.

This Agreement and its Exhibits constitute the entire understanding and agreement between the Parties with respect to the subject matter hereof and may not be modified, amended or discharged except as expressly stated herein or by a written agreement duly executed by both Parties.

10.11	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, and taken together shall constitute one and the same agreement.

10.12	Government approval or registration.

If this Agreement or any associated transaction (in particular registration at the Registre National des Brevets and National Patent Office, and any fiscal registration) is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

Done in two (2) original copies, on May 14, 2009

For Inserm-Transfert	For Genetix

/s/ Cecile Tharaud	/s/ Alfred Slanetz
Mrs. Cecile Tharaud	Mr. Alfred Slanetz
Chairman of the Board of Management	CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PATENT AND KNOW-HOW LICENSE AGREEMENT No 07554F30

AMENDMENT No 1

BY AND BETWEEN

INSERM-TRANSFERT, a limited company (société anonyme à directoire et conseil de surveillance) organized under the laws of France, whose registered headquarters are located 7 rue Watt, 75013 PARIS, France, N° SIRET 434 033 619 00025, code APE 731 Z, RCS Paris B 434 033 619, represented by its Chairman of the Board of Management, Mrs. Cecile Tharaud, acting as delegate of Institute National de la Santa Et de la Recherche Medicale (hereinafter referred to as “INSERM”), French National Institute of Health and Medical Research, a public scientific and technological establishment having its principal offices at 101 rue de Tolbiac, 75654 Paris Cedex, 13, France,

Hereafter referred to as “INSERM-TRANSFERT”,

Acting as representative of INSERM Unit U986 GENOMIQUE, FACTEURS ENVIRONNEMENTAUX ET BIOTHERAPIE DES MALADIES ENDOCRINIENNES ET NEUROLOGIQUES directed by Professor Pierre Bougnères (hereinafter referred to as “Laboratory”) and located at Hopital de Bicêtre, 80 rue du Général Leclerc, BAT PINCUS – Secteur Marron – 1er étage, 94276 LE KREMLIN BICETRE CEDEX, Paris, France.

On the one hand

AND

bluebird bio, Inc. (formerly Genetix, Inc.) having its principal place of business at 840 Memorial Drive, Cambridge, MA 02139,

Hereinafter referred to as “LICENSEE”,

On the other hand

Hereinafter individually or collectively designated as “Party” or “Parties”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BACKGROUND

A. INSERM-TRANSFERT and LICENSEE are parties to that certain Patent and Know-How License Agreement, N° 07554F30, dated as of May 14, 2009 (the “License Agreement”), pursuant to which, among other things, INSERM-TRANSFERT granted a license to LICENSEE under the Patents and related Know-How on terms and conditions set forth in the License Agreement.

B. Following execution of the License Agreement, LICENSEE will start clinical trials and has used Know-How in connection with its regulatory filings relating thereto.

C. INSERM-TRANSFERT and LICENSEE wish to enter into this Amendment No 1 to the License Agreement (“Amendment No 1”) to amend the financial terms of the License Agreement so as to accurately reflect the value of the license granted.

D. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and undertakings herein contained, the Parties hereto agree as follows:

1. Amendment Fee. In consideration of the execution of this Amendment No 1, LICENSEE agrees to pay to INSERM-TRANSFERT a one-time payment of [***] within thirty (30) business days of the full execution of this Amendment No 1. This payment is irrevocable, non refundable and non creditable against any past or future payments under the License Agreement.

2. Additional Payments. The Parties agree to negotiate in good faith towards the entry of a new research and collaboration agreement involving research between LICENSEE and Prs. Patrick Aubourg and Pierre Bougneres, which agreement will include funding from LICENSEE to INSERM in support of such research in an amount not to exceed [***].

3. Definitions.

The definition of Net Sales in the License Agreement is hereby amended and restated as follows:

“Net Sales” shall mean the amount of sales, excluding taxes, of the Products (in all its forms) invoiced to third parties, including distributors, by LICENSEE or its Affiliates or its Sublicensees, less any customary COGS, SG&A marketing, sales distribution costs, normal trade discounts and credit notes issued in respect of returned Products in each country of the Territory. It is understood that the deductions shall not exceed [***]. In case LICENSEE could prove that costs incurred by LICENSEE to sell Products are much higher than the deductions allowed in this Agreement, the Parties shall discuss to re-evaluate the percentage of deductions allowed. Net Sales shall not include intermediate sales between LICENSEE and its Affiliates or between LICENSEE or its Affiliates and any Sublicensee.

Further, the Parties agree that the definition of Know-How will be expanded to include clinical data [***], as well as other clinical data that relates to follow up on the subjects participating in the clinical study. Such expanded definition will be included in a second amendment to the License Agreement that the Parties have agreed to execute by February 1, 2013.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4. Section 1.1. Section 1.1 is amended and restated in its entirety as follows:

“1.1. Subject to the terms of this Agreement, INSERM-TRANSFERT hereby grants to LICENSEE an exclusive, royalty-bearing license, with the right to grant sublicenses (“Sublicense(s)”), in the Territory under the Patents and Know-How to develop, make, have made, use and sell or otherwise distribute Products within the Field.

For the avoidance of doubt, this license authorizes LICENSEE to use the Patents and Know-How, alone or with any third party, in the context of conducting research and development of [***], including, without limitation, making submissions to regulatory authorities in the Territory, to develop, make, have made, use and sell or otherwise distribute Products within the Field.

5. Section 5.1. Section 5.1 of the Original Agreement is hereby amended and restated as follows:

“5.1 Milestone Payments.

In partial consideration of the rights and license granted by INSERM-TRANSFERT to LICENSEE under this Agreement, LICENSEE agrees to make the following payments to INSERM-TRANSFERT upon the completion by LICENSEE or its Affiliates or Sublicensees of each milestone specified below:

Milestone fees shall be paid to INSERM-TRANSFERT according to the following schedule for maintenance of the license:

Milestone	excluding taxes

[***]	[***	]

[***]	[***	]

[***]	[***	]

[***]	[***	]

[***]	[***	]

Each milestone is payable one time only no matter how many times any of the milestone events are achieved (i.e., if one Product is replaced by another Product, then the milestone shall be paid one time only, on the first Product to achieve that milestone). The above payments shall be non-refundable and non-creditable against other payments hereunder.”

For the avoidance of doubt, the above milestones payments are due for the whole duration of the License Agreement, even if the last to expire of any patent encompassed within the scope of the Patents has expired.

6. Section 5.2.1. Section 5.2.1 of the License Agreement is hereby amended and restated as follows:

“5.2.1 LICENSEE agrees to pay to INSERM-TRANSFERT a running royalty equal to [***] of Net Sales by LICENSEE or its Affiliates or Sublicensees in the Territory.”

For the avoidance of doubt, royalty payments at the rate of [***] of Net Sales are due for the whole duration of the License Agreement, even if the last to expire of any patent encompassed within the scope of the Patents has expired.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7. Section 5.2.2. Section 5.2.2 of the License Agreement is hereby amended and restated as follows:

“5.2.2 In the event LICENSEE or its Affiliates executes a Sublicense for Product commercialization rights, LICENSEE shall pay to INSERM-TRANSFERT a sublicensing fee equal to [***] upon receipt of the first Sublicense income (whether for a royalty or non royalty income) from such Sublicense. For further clarity, no Sublicense fee would be owed for LICENSEE’s or its Affiliates’ grant to a contract manufacturing organization of Product commercial manufacturing rights. For the avoidance of doubt, the foregoing sublicensing fee shall be paid by LICENSEE only one time for each of LICENSEE’s commercial partners regardless of the number of Sublicenses necessary for LICENSEE’s relationship with such commercial partner (e.g., LICENSEE shall only pay one sublicensing fee in connection with granting a Sublicense to a commercial partner and a Sublicense to a contract manufacturing organization to manufacture Products for such commercial partner).”

8. Section 9.5. Section 9.5 of the License Agreement is hereby deleted and shall be of no further force and effect.

9. Miscellaneous. Except as specifically amended hereby, the License Agreement shall remain in full force and effect in accordance with its terms.

10. Counterparts. This Amendment No 1 may be executed in counterparts, each of which shall be deemed an original, and taken together shall constitute one and the same instrument.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Amendment.

Done in two (2) original copies, on December 21, 2012.

FOR INSERM-TRANSFERT:
Alexendra CARREL
General Counsel
Inserm Transfert

/s/ Cecile Tharaud
P/O	Name:	Cecile Tharaud
	Title:	CEO

FOR LICENSEE:

bluebird bio, Inc.

/s/ Jeffrey T. Walsh
	Name:	Jeffrey T. Walsh
	Title:	COO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PATENT AND KNOW-HOW LICENSE AGREEMENT No 07554F32

AMENDMENT No 2

BETWEEN

INSERM-TRANSFERT SA, “Société Anonyme à Directoire et Conseil de Surveillance”, a limited company organized under the laws of France, with share capital of €9,573,470, whose registered headquarters are located at 7 rue Watt, 75013 Paris, France, SIRET No. 434 033 619 00025 business (APE) code 7219Z, Paris Trade and Companies Registry No. B 434 033 619, represented by its Chairman of the Management Board, Mrs. Cécile Tharaud,

Acting as delegatee of the French National Institute of Health and Medical Research (Institut National de la Santé et de la Recherche Médicale - hereinafter “INSERM”), a public scientific and technological institute, having its registered headquarters at 101 rue de Tolbiac, 75013 Paris, France.

OF THE FIRST PART

AND

bluebird bio, Inc. (formerly known as Genetix, Inc.) a corporation organized under the laws of the state of Delaware, U.S.A., having its principal place of business at 840 Memorial Drive, Cambridge, Massachusetts 02139 U.S.A.

Hereinafter referred to as “LICENSEE”

OF THE SECOND PART,

Referred to individually as a “Party” and collectively as the “Parties”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BACKGROUND

A.	INSERM delegated to INSERM-TRANSFERT, its wholly-owned private law technology transfer subsidiary, the management of its technology transfer activities including the negotiation and signature of research, collaborative, license, service and confidentiality and non disclosure agreements relating to the research conducted solely or jointly by INSERM’s research units.

Pursuant to this agreement, INSERM-TRANSFERT is authorized to use and call on the material and human resources of the INSERM laboratories for the proper performance of the agreements entered into by INSERM-TRANSFERT, it being specified that INSERM-TRANSFERT is in charge of the negotiation, signature and follow-up of these agreements, and INSERM is in charge of the implementation and performance of the works that are the subject of these agreements as well as the financial management thereof.

It is however specified that this delegation does not entail the transfer to INSERM-TRANSFERT of the property rights held by or jointly held with INSERM.

For the performance of this License Agreement (as defined below), INSERM is not considered as a third party.

B.	INSERM is the sponsor of the INSERM Trial (as defined below).

C.	INSERM-TRANSFERT, acting on behalf of INSERM, and LICENSEE entered into a Patent and Know-How License Agreement on 14 May 2009 (“Original License Agreement”), and amended on 21 December, 2012 (“Amendment No 1”) (Original License Agreement and Amendment No 1 collectively, “License Agreement”). Pursuant to the License Agreement, INSERM-TRANSFERT granted to LICENSEE an exclusive, royalty bearing license, with the right to grant sublicenses, in the Territory under the Patents and Know-How to further develop a treatment for adrenoleukodystrophy.

D.	The purpose of Amendment No 1 was to amend the financial terms of the License Agreement so as to accurately reflect the value of the license granted.

E.	INSERM has collected and will continue to collect certain clinical data from the INSERM Trial. In addition to the rights granted under the License Agreement, INSERM-TRANSFERT agrees to provide LICENSEE with access to Clinical Data (as defined below) and LICENSEE, in connection with such access, is willing to pay a lump sum payment, as further described in this Amendment No 2 to the License Agreement (“Amendment No 2”).

F.	The purpose of this Amendment No 2 is to expand the definition of Know-How to include Clinical Data and to provide for the conditions of (i) the transfer of Clinical Data from INSERM to LICENSEE, (ii) access by LICENSEE to Clinical Data, and (iii) additional funding from LICENSEE to INSERM-TRANSFERT in connection with such transfer and access.

G.	Terms used in this Amendment No 2 and not defined herein will have the meaning ascribed to them in the License Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and undertakings herein contained, the Parties hereto agree to amend the License Agreement as follows:

1.	The following definitions are added to the Preliminary Article - DEFINITIONS of the License Agreement:

“Applicable Law” means all European and national laws, regulations, rules and guidances applicable to the conduct of the INSERM Trial, including, without limitation, the EU Clinical Trial Directive, the EU Data Protection Directive and publications of the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

“Clinical Data” means the Trial Subject (as defined below) de-identified data (i.e. not containing any direct identifiers about human subjects) in the CRFs (as defined below) and/or medical records collected and to be collected by the Laboratory (as defined below) pursuant to the Clinical Protocol (as defined below) and which INSERM and Investigator agreed to transfer to LICENSEE as reflected in the description of the content of the Database to be attached as Exhibit A.

“Clinical Data Term” means (a) for Clinical Data that is not Published Clinical Data (as defined below), ten (10) years from the Clinical Data Transfer Effective Date (as defined below), it being specified that INSERM-TRANSFERT agrees to discuss in good faith a no-fee extension of this term should the LICENSEE Purpose not be met at the end of the initial ten (10) year period, and (b) for Published Clinical Data that is generally available to the public, for such period of time following the Clinical Data Transfer Effective Date as LICENSEE deems necessary to meet the Licensee Purpose.

“Clinical Data Transfer Effective Date” means the date specified under Article 11 below.

“Clinical Protocol” means protocol no. [***], as well as amendments that relate to the Gap Period and the Follow Up Period (each as defined below), together with all other amendments thereto, approved by the relevant French regulatory authorities.

“CRFs” means the paper (or, as the case may be, electronic) case report forms prepared and owned by INSERM containing, among other information, the Clinical Data generated during the Original Period and the Follow-Up Period (all as defined below).

“Database” means the secured electronic data entry system built by or on behalf of LICENSEE, with content pursuant to Exhibit A, for use by INSERM and Investigator (as defined below) as a repository for Clinical Data.

“Follow Up Period” means the portion of the INSERM Trial that extends from the Gap Period to fifteen (15) years post transplant for each Trial Subject.

“Gap Period” means the portion of a Trial Subject’s participation in the INSERM Trial that begins on completion of the year 2 visit and ends on the date the first Clinical Protocol amendment is approved by the relevant French regulatory authorities, at which time, the Follow Up Period will begin.

“Laboratory” means INSERM Unit U986 (previously U 745) GENOMIQUE, FACTEURS ENVIRONNEMENTAUX ET BIOTHERAPIE DES MALADIES ENDOCRINIENNES ET NEUROLOGIQUES directed by Professor Pierre Bougnères (or his successor) and located at Hopital de Bicêtre, 80 rue du Général Leclerc, BAT PINCUS – Secteur Marron – 1er étage, 94276 LE KREMLIN BICETRE CEDEX, Paris, France.

“INSERM Trial” means the clinical trial sponsored by INSERM pursuant to the Clinical Protocol and conducted during the Original Period, the Gap Period and the Follow Up Period.

“LICENSEE Purpose” means the use by LICENSEE (a) of Clinical Data that is not Published Clinical Data (i) to support regulatory filings to put a Product into registration phase, (ii) in publications and presentations subject to the terms of Section 11.7(b) and provided the Trial Subject is not directly or indirectly identifiable by name (of Trial Subject or his/her relatives), initials, contact information, date of birth or country of origin, and (iii) as may be required to comply with legal and regulatory obligations, and (b) of Published Clinical Data, for any and all purposes.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Original Period” means the first two (2) years of a Trial Subject’s participation in the INSERM Trial.

“Published Clinical Data” means the Clinical Data published in the following article:

•	[***],

and any other Clinical Data published in a scientific publication or presented in scientific congresses. Any Clinical Data which is not Published Clinical Data as specified in this definition shall be deemed confidential and subject to all terms applicable to the use of Clinical Data under this Agreement.

“Project Plan” means the set of activities, timeframes and requirements set forth in Exhibit B agreed to by INSERM and LICENSEE in connection with INSERM’s provision of Clinical Data to LICENSEE pursuant to this Agreement, as may be amended from time by mutual written agreement of INSERM, INSERM-TRANSFERT, and LICENSEE.

“Summary Clinical Data” means a summarized version of the Clinical Data that has been subjected to processing or manipulation by LICENSEE and which does not contain the name (of Trial Subject or his/her relatives), initials, contact information, date of birth or country of origin of the Trial Subject. An exhaustive list of what shall constitute Summary Clinical Data is attached as Exhibit C to this Amendment No 2.

“Trial Subjects” means all patients enrolled in the INSERM Trial.

2. The definition of Know-How contained to the Preliminary Article - DEFINITIONS of the License Agreement is hereby amended and restated as follows:

“Know-How”: shall mean (a) all technical information, know-how, process, biological material, data or other subject matter developed by Pr. Patrick Aubourg and [***] of the Laboratory, owned or controlled by INSERM that exists as of the effective date of this Amendment No 2, which is reasonably necessary or useful for the practice of the Patent, (b) all know how/data (published/unpublished) which has led to French regulatory agency authorization of the INSERM Trial, development of the INSERM Trial and the future results of the INSERM Trial, and (c) Clinical Data. For further clarity, Know-How includes all data generated before the collaboration between INSERM [***].

3.	Section 1.1 to ARTICLE 1 - OBJECT AND SCOPE OF THE AGREEMENT of the License Agreement is amended and restated as follows:

“1.1. Subject to the terms of this Agreement (including its amendments), INSERM-TRANSFERT hereby grants to LICENSEE an exclusive, royalty-bearing license, with the right to grant Sublicenses, in the Territory under the Patents and Know-How to develop, make, have made, use and sell or otherwise distribute Products within the Field.

(a) For the avoidance of doubt and without prejudice to the terms of use of the Clinical Data by LICENSEE, this license authorizes LICENSEE to use the Patents and Know-How, alone or with any third party, in the context of conducting research and development of [***], including, without limitation, making submissions to regulatory authorities, to develop, make, have made, use and sell or otherwise distribute Products within the Field and in the Territory.

(b) For the avoidance of doubt, this license authorizes LICENSEE to release Summary Clinical Data to support LICENSEE’s publications and presentations (subject to INSERM and Investigator’s approval under Section 11.7) and for business purposes, including raising capital, as LICENSEE deems necessary in connection with the due diligence requirements under the License Agreement, it being specified that Section 11.7(a) (ii) shall not apply to such release but will be subject to any other terms of use as provided in this License Agreement (including its amendments).”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.	The following Subsection 1.3 is added to ARTICLE 1 - OBJECT AND SCOPE OF THE AGREEMENT of the License Agreement.

“1.3 More specifically, as owner of the Clinical Data, INSERM may use Clinical Data for any non-profit research (including clinical research) and educational purposes, to the exclusion of any use by an industrial partner in the Field or transmission of the Clinical Data to an industrial partner for any use inside the Field. For the avoidance of doubt, it is specified that Clinical Data may be freely used for any purpose by INSERM outside the Field, including any transmission and use by an industrial partner .”

5.	ARTICLE 2 - DURATION of the License Agreement is hereby amended and restated as follows:

“2.1	The Agreement is effective as of its last date of signature and shall last until the last to occur of the following: (a) the expiration on a country by country basis of the last to expire of any patent encompassed within the scope of the Patents, including any supplementary protection certificate (SPC) (or other extension of protection) and any commercial exclusivity for orphan and/or paediatric drugs, if applicable, or (b) the end of a ten (10) year period after the date of the first commercial sale of a Product.”

2.2

(a)	In the event of an early termination of the License Agreement by LICENSEE as provided under Section 9.1, or by INSERM-TRANSFERT as provided under Sections 9.2, 9.3 and/or 9.4, LICENSEE shall return to INSERM all Clinical Data that is not Published Clinical Data and shall not make any further use of such Clinical Data and more generally of the Patents and Know-How; provided however, that any such early termination shall not affect any use of Clinical Data, Patents or Know-How made by LICENSEE prior to the effective date of such early termination. By way of example, LICENSEE shall not be required to remove any Clinical Data incorporated by LICENSEE into regulatory submissions made prior to the effective date of termination.

(b)	In the event of a material breach or default by INSERM or INSERM TRANSFERT in the performance of any of its material obligations hereunder and such breach shall have continued for sixty (60) days after written notice given by LICENSEE specifying the breach, LICENSEE may either:

(i)	terminate the License Agreement (as amended under this Amendment No 2) as a whole pursuant to Section 9.2, in which case, LICENSEE shall return to INSERM all Clinical Data that is not Published Clinical Data and shall not make any further use of such Clinical Data and more generally of the Patents and Know-How; provided however, that any such early termination shall not affect any use of Clinical Data, Patents or Know-How made by LICENSEE prior to the effective date of such early termination. By way of example, LICENSEE shall not be required to remove any Clinical Data incorporated by LICENSEE into regulatory submissions made prior to the effective date of termination; or

(ii)	partially terminate the License Agreement (as amended under this Amendment No 2) (“Partial Termination”). “Partial Termination” means (1) all rights and obligations of the Parties under the License Agreement shall terminate for the future except for the Parties rights and obligations under Articles 7, 8, and 10.7 which shall survive such termination, and (2) the rights of LICENSEE to (a) use Clinical Data transferred to LICENSEE prior to the effective date of such Partial Termination in accordance with the LICENSEE Purpose and Summary Clinical Data in accordance with Section 1.1(b) and to use Patents and Know-How transferred to LICENSEE prior to the effective date of such Partial Termination, in each case, in accordance with the terms of the License Agreement (as amended by this Amendment No 2) and (b) conduct source document verification [***], shall survive such Partial Termination. In any case, the License Agreement (as amended by this Amendment No 2) and notably the financial terms, shall remain in force regarding the rights and obligations of the Parties concerning Clinical Data, the Patents and Know-How transferred to LICENSEE prior to the effective date of such Partial Termination.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.	The following Subsection 5.1.2 is added to ARTICLE 5 - FINANCIAL TERMS of the License Agreement:

“5.1.2 Clinical Data Access Fee: In consideration for the transfer of Clinical Data from four (4) Trial Subjects from INSERM to LICENSEE and the access to Clinical Data granted to LICENSEE pursuant to the License Agreement and this Amendment No. 2, LICENSEE shall pay to INSERM-TRANSFERT the total sum of [***]. Invoices are to be submitted to LICENSEE by email to: [***]. Installments will be paid within thirty (30) days of receipt of an invoice as follows:

(i)	[***];

(ii)	[***];

(iii)	[***], and

(iv)	[***].”

7.	A new paragraph is added at the end of ARTICLE 7 - CONFIDENTIALITY of the License Agreement:

“Notwithstanding the above paragraph and subject to the rights to Clinical Data granted to LICENSEE under Article 11 which will prevail in the event of a conflict with the provisions of this Article 7, it is specified that the Clinical Data must be maintained confidential by LICENSEE without any time limit, unless it can prove that any of the exceptions listed under a) to e) above applies. For the avoidance of doubt, confidentiality obligations do not apply to Published Clinical Data”

8.	Sections 8.3 and 8.4 of ARTICLE 8 - REPRESENTATIONS AND WARRANTIES of the License Agreement are replaced in their entirety with the following new Sections 8.3 and 8.4:

“8.3 LICENSEE shall hold harmless each of INSERM-TRANSFERT and INSERM and their respective directors, trustees, officers, employees, and agents, and the successors and assigns of any of the foregoing (collectively, the “INSERM Indemnitees”) against any and all claims brought by third parties alleging any loss, damage or prejudice in conjunction with, or arising out of (i) practice by any LICENSEE Indemnitee (as defined below) of the Patents, or (ii) the design, manufacture, distribution or use of Products by or under the authority of LICENSEE, or (iii) use by a LICENSEE Indemnitee of the Know-How, except, in each case, to the extent resulting from (a) an INSERM Indemnitee’s gross negligence or willful misconduct, or (b) INSERM-TRANSFERT’s breach of the terms of the License Agreement or this Amendment No 2; provided that any INSERM Indemnitee seeking indemnification

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

hereunder shall (1) promptly notify LICENSEE of such claim, (2) give LICENSEE sole control of the defense or settlement of such claim, and (3) provide LICENSEE, at LICENSEE’s expenses, with reasonable assistance and full information with respect to such claim. Such indemnity shall include all costs and expenses, including reasonable attorneys’ fees and any costs of settlement.”

“8.4 INSERM-TRANSFERT and INSERM shall hold harmless LICENSEE, its Affiliates and Sublicensees, and their respective directors, trustees, officers, employees, contractors, subcontractors and agents, and the successors and assigns of any of the foregoing (collectively, the “LICENSEE Indemnitees”) against any and all claims brought by third parties alleging any loss, damage or prejudice in conjunction with, or arising out of (i) any use or practice of the Patents before the signature date of the Original License Agreement by or under the authority of an INSERM Indemnitee, or (ii) use of the Know-How by an INSERM Indemnitee or (iii) the conduct of the INSERM Trial, except, in each case, to the extent resulting from (a) a LICENSEE Indemnitee’s gross negligence or willful misconduct, or (b) LICENSEE’s breach of the terms of the License Agreement or this Amendment No 2; provided that any LICENSEE Indemnitee seeking indemnification hereunder shall (1) promptly notify INSERM-TRANSFERT of such claim, (2) give INSERM-TRANSFERT sole control of the defense or settlement of such claim, and (3) provide INSERM-TRANSFERT, at INSERM-TRANSFERT’s expenses, with reasonable assistance and full information with respect to such claim. Such indemnity shall include all costs and expenses, including reasonable attorneys’ fees and any costs of settlement.”

9. Sections 9.1 and 9.6 of ARTICLE 9 - TERMINATION of the License Agreement are replaced in their entirety with the following new Sections 9.1 and 9.6:

9.1	INSERM-TRANSFERT grants to LICENSEE a right to unilaterally terminate the Agreement (as amended) three (3) months after execution of the Agreement; in such case, the issue fee, including the Amendment Fee provided for in Amendment No 1 and the Clinical Data access fee mentioned hereabove shall not be refundable to LICENSEE. No other monies will be due to INSERM-TRANSFERT.

9.6	Articles 7, 8, and 10.7 shall survive the expiration and any termination of this License Agreement (as amended). Further, in the event of a Partial Termination by LICENSEE pursuant to Section 2.2 (b) (ii), the rights of LICENSEE to specified in such Section 2.2(b) (ii) shall survive such termination. Except as otherwise provided in this Article 9, all rights and obligations of the Parties under this License Agreement (as amended) shall terminate upon the expiration or termination of this License Agreement (as amended).

10. The following new Article, ARTICLE 11 - CLINICAL DATA ACCESS, is added to the License Agreement:

“ARTICLE 11 - CLINICAL DATA ACCESS

11.1 Scope of granted access: INSERM, through the Laboratory, shall provide LICENSEE with the Clinical Data for use for the LICENSEE Purpose only, during the Clinical Data Term and in accordance with the terms of the exclusive license to Patents and Know-How granted to LICENSEE under the License Agreement to the extent they do not conflict with the specific provisions contained in this Amendment No 2, in which case, the latter shall prevail. INSERM retains full ownership of the Clinical Data, no ownership right or any other license being transferred to LICENSEE other than as specifically contemplated in the License Agreement and this Amendment No 2. INSERM-TRANSFERT and/or INSERM and/or Investigator (as defined below) shall be free to publish the Clinical Data. All Trial Subject medical records and other source documents of INSERM will remain the property of INSERM.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.2 Investigator/Compliance: (i) Dr. Patrick Aubourg is experienced in the conduct of clinical research studies in humans and will personally conduct and supervise the INSERM Trial (the “Investigator”). INSERM represents and warrants that INSERM and the Investigator will conduct the INSERM Trial in accordance with (a) Applicable Law, (b) the Clinical Protocol, and (c) the terms of this Amendment No 2. INSERM is the regulatory sponsor of the INSERM Trial and will fulfill, or cause the fulfillment of, all responsibilities of a regulatory sponsor.

(ii) Should Dr. Patrick Aubourg no longer be able to perform his duties as Investigator of the INSERM Trial, INSERM-TRANSFERT shall inform LICENSEE within ten (10) business days and the Parties shall together seek in good faith a solution of replacement. Should no mutually acceptable replacement be found within three (3) months of INSERM-TRANSFERT’s information notice, INSERM will freely appoint a replacement for Dr. Patrick Aubourg who will be responsible for the remaining of the INSERM Trial .

11.3 Approvals: INSERM represents and warrants that INSERM has obtained or will obtain, and maintain, written approval from ANSM, the Comité de Protection des Personnes (CPP), the appropriate ethics committee (the “EC”) and any other relevant regulatory authorities (a) for the conduct of the INSERM Trial and (b) the relevant informed consent form (which form includes an express authorizing for the transfer of Clinical Data to countries and parties outside the European Union) to be signed by all Trial Subjects (or their legal representatives) (together with any amendments thereto, the “Informed Consent Form”),.

11.4 Database: LICENSEE will be responsible for building and maintaining, at its own cost, the Database. LICENSEE will own the Database, without prejudice to INSERM’s ownership of the Clinical Data, and provide the Database to INSERM for use in the INSERM Trial.

[***]

11.5 Transfer Authorizations: INSERM-TRANSFERT and INSERM agree that, subject to approval of the Informed Consent Form by the relevant regulatory authorities, they will include express language in such Informed Consent Form specifying that the Trial Subject authorizes transfer and use of his/her personal data contained in the Clinical Data to third parties located in countries outside the European Union, in particular the United States.

Provided that INSERM, INSERM TRANSFERT and Investigator have used diligent efforts and acted in good faith to obtain signed Informed Consent Forms from Trial Subjects and regulatory approvals for the transfer to and use of Clinical Data by LICENSEE as contemplated herein, INSERM, INSERM TRANSFERT and/or Investigator cannot be held liable (i) in case the Trial Subjects (or their legal representatives) do not execute the Informed Consent Form and/or (ii) in case the prior regulatory authorization is not obtained for the transfer and use of the Clinical Data and/or in case, as a consequence of (i) or (ii), INSERM is not in the capacity to provide LICENSEE with Clinical Data. In such a case, this Amendment 2 shall be immediately terminated, without INSERM and/or INSERM TRANSFERT and/or Investigator being liable for any damages or other kind of compensation. For clarity, in such event, no Clinical Data Access Fees shall be due to INSERM and/or INSERM TRANSFERT from LICENSEE under Section 5.1.2.

11.6 [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.7 Project Plan and Use of Clinical Data:

(a) INSERM and Investigator will collect the specified data as defined in the Clinical Protocol onto a source document and will perform entry of Clinical Data into the Database as set forth in the Project Plan.

LICENSEE agrees that the Clinical Data that is not Published Clinical Data:

(i) is to be used by LICENSEE or by approved subcontractors solely in accordance with the terms of the License Agreement and this Amendment No 2; and the International Data Transfer Agreement (as defined below).

(ii) will not be released by LICENSEE to any third parties or entities except as permitted under the License Agreement and this Amendment No 2 and provided that LICENSEE guarantees that said third parties and entities (including Affiliates) to which Clinical Data that is not Published Clinical Data is released are subject to obligations regarding the transfer and confidentiality of personal data that are at least as stringent as those imposed on LICENSEE under the License Agreement, this Amendment No 2 and the International Data Transfer Agreement and remains liable towards INSERM and/or INSERM TRANSFERT and/or Investigator for compliance by said third parties and entities of such obligations; and

(iii) is to be used by LICENSEE in compliance with applicable laws and regulations.

If INSERM, INSERM-TRANSFERT and/or Investigator receive a request from a Trial Subject and/or the French competent authorities to obtain a list of all third parties to which Clinical Data have been released by LICENSEE in accordance with the terms of the License Agreement and this Amendment No 2, LICENSEE undertakes to provide such list within seven (7) business days of receiving a written request for such a list from INSERM, INSERM-TRANSFERT and/or Investigator.

LICENSEE warrants that, without prejudice to Section 11.6 it shall take no action to identify any Trial Subject.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) The contribution of INSERM and the Laboratory will be reflected expressly in all written or oral public disclosures within the framework of the LICENSEE Purpose. LICENSEE is not authorized to publish or present (i) the Clinical Data that is not Published Clinical Data or (ii) the Summary Clinical Data (other than as authorized under this Agreement), without prior written authorization by INSERM and the Investigator. Absent any answer or objection of INSERM and/or Investigator within sixty (60) days of submission of an intended publication or presentation by LICENSEE to INSERM and Investigator, INSERM and Investigator shall be deemed to have agreed to such publication or presentation.

ARTICLE 11 - 11.8. The following general terms will apply to this Amendment No 2:

Subject to the following paragraph, this Amendment No 2 shall be deemed executed and enter into effect on the latest date of signature by either of the Parties (the “Signature Date”).

Notwithstanding the above, the transfer to LICENSEE of the Clinical Data and use by LICENSEE of the Clinical Data shall only intervene and Article 11.2(i) is only applicable after the date the latest of the following conditions precedent has been completed (the “Clinical Data Transfer Effective Date”):

(a)	Agreement between INSERM and LICENSEE on the terms of an international data transfer agreement (the “International Data Transfer Agreement”), which shall contain terms similar to that of the Standard contractual clauses for the transfer of personal data from the Community to third parties as defined in the Commission decision 2004/915/EC,

(b)	The prior authorization of the relevant regulatory authorities for the transfer of the Clinical Data to LICENSEE and use for the LICENSEE Purpose on the basis of the draft of International Data Transfer Agreement which INSERM and LICENSEE shall have agreed upon beforehand. The Parties agree to modify the negotiated draft of the International Data Transfer Agreement and, if applicable, the provisions of this Amendment No 2 which were incorporated in the International Data Transfer Agreement, as reasonably appropriate, so as to comply with the decision and potential requirements for amendments of the relevant regulatory authorities, and

(c)	The execution of the International Data Transfer Agreement and, if applicable of an amendment to the present Amendment No 2 as provided under paragraph (b) above, and

(d)	INSERM obtaining the approval of the Informed Consent Forms containing the transfer authorization language described in paragraphs 11.3 and 11.5 above by the competent regulatory authority and EC, and execution of at least one Informed Consent Form by a Trial Subject (or his/her legal representative), and

(e)	INSERM obtaining the approval of the competent regulatory authorities, especially on the Clinical Protocol.

Should one or several of the above conditions precedent fail to be completed within twelve (12) months from the Signature Date at the latest, then this Amendment No 2 shall be immediately terminated, without INSERM and/or INSERM TRANSFERT and/or Investigator being liable for any damages or other kind of compensation. For clarity, in such event, no Clinical Data access fees shall be due to INSERM and/or INSERM TRANSFERT from LICENSEE under Section 5.1.2.

It is specified that in the case not all four (4) Trial Subjects (or their legal representatives), but at least one Trial Subject (or his/her legal representative), execute the Informed Consent Form, the Clinical Data access fees provided under Section 5.1.2 shall be prorated based on the number of Trial Subjects having executed the Informed Consent Form.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

This Amendment No 2 shall be effective for the term of the License Agreement, it being however specified that, other than as expressly stated below, neither INSERM nor INSERM-TRANSFERT nor Investigator shall be liable in case of (i) completion, abandonment or termination of the INSERM Trial, whether decided by INSERM or resulting from the fact that INSERM is no more authorised by the relevant French authority to perform the INSERM Trial (and notably to perform the Gap Period and/or the Follow-Up Period) or if the performance of the INSERM Trial is suspended by the said authority or (ii) in case one or several Trial Subjects later withdraw(s) its (their) consent(s).

In the case of the foregoing (i) or (ii), the terms of Amendment No 2 governing the transfer and use of the Clinical Data shall only apply to Clinical Data collected until the INSERM Trial is terminated or the consent(s) is withdrawn and (a) any future payments due from LICENSEE pursuant to subsection 5.1.2 of Article 5 for access to Clinical Data shall be prorated based on the amount of Clinical Data received by LICENSEE, and (b) the rights and obligations of LICENSEE under this Amendment No 2 to use Clinical Data already received shall continue, unless applicable law or relevant regulatory authorities forbid any use of already collected Clinical Data. Notwithstanding the foregoing, to the extent Clinical Data from a Trial Subject has already been transferred to LICENSEE and used for the LICENSEE Purpose, LICENSEE shall not have to remove Clinical Data from any regulatory filings.

For clarity, to the extent this Agreement imposes restrictions on use and disclosure of Clinical Data, such restrictions shall not apply to Clinical Data that is Published Clinical Data.

The use and access by LICENSEE to the Clinical Data that is not Published Clinical Data shall automatically terminate at the earliest of the following two dates:

•	At the expiry of the Clinical Data Term; or

•	in case of early termination as provided under Article 2.2.

Except as specifically set forth in this Amendment No 2, all provisions of the License Agreement shall remain in full force and effect.

In witness whereof, the Parties have executed this Amendment No 2 in English by their respective duly authorized representatives on the date indicated below in two (2) copies, one (1) for each Party.

INSERM-TRANSFERT		bluebird bio, Inc.

Signature	/s/ Cécile Tharaud	Signature	/s/ Nick Leschly
(Authorized signatory of the company)

Name:	Cécile Tharaud	Name:	Nick Leschly
Title :	CEO	Title:	CEO
Date :	3/15/13	Date :	3/11/13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

DESCRIPTION OF DATABASE CONTENT (eg categories of data collected)

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT B

PROJECT PLAN

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT C

LIST OF WHAT SUMMARY CLINICAL DATA SHALL CONTAIN

[***]